MANAGER AND FOUNDER
   AQUILA MANAGEMENT CORPORATION
   380 Madison Avenue, Suite 2300
   New York, New York 10017

INVESTMENT SUB-ADVISER
   CITIZENS INVESTMENT ADVISORS,
   A DEPARTMENT OF CITIZENS BANK
   OF RHODE ISLAND
   One Citizens Plaza
   Providence, Rhode Island 02903

BOARD OF TRUSTEES
   Lacy B. Herrmann, Chairman
   Vernon R. Alden
   Paul Y. Clinton
   David A. Duffy
   William J. Nightingale
   John J. Partridge
   Cornelius T. Ryan
   J. William Weeks

OFFICERS
   Diana P. Herrmann, President
   Stephen J. Caridi, Senior Vice President
   Rose F. Marotta, Chief Financial Officer
   Joseph P. DiMaggio, Treasurer
   Edward M.W. Hines, Secretary

DISTRIBUTOR
   AQUILA DISTRIBUTORS, INC.
   380 Madison Avenue, Suite 2300
   New York, New York 10017

CUSTODIAN
   BANK ONE TRUST COMPANY, N.A.
   111 Polaris Parkway
   Columbus, Ohio  43240

TRANSFER AND SHAREHOLDER SERVICING AGENT
   PFPC INC.
   400 Bellevue Parkway
   Wilmington, Delaware 19809

INDEPENDENT AUDITORS
   KPMG LLP
   757 Third Avenue
   New York, New York 10017

Further information is contained in the Prospectus, which must precede or accompany this report.



ANNUAL
REPORT

JUNE 30, 2002

                          A TAX-FREE INCOME INVESTMENT

[Logo of Narragansett Insured Tax-Free Income Fund: rectangle with profile view of a sailboat on top of waves and three seagulls flying above it]

[Logo of the Aquila Group of Funds: an eagle's head]

                                   ONE OF THE
                            AQUILASM GROUP OF FUNDS

[Logo of Narragansett Insured Tax-Free Income Fund: rectangle with profile view of a sailboat on top of waves and three seagulls flying above it]

                   SERVING RHODE ISLAND INVESTORS FOR A DECADE

                    NARRAGANSETT INSURED TAX-FREE INCOME FUND
                                  ANNUAL REPORT

                               "POSITIVE RETURNS"

                                                                 August 21, 2002

Dear Fellow Shareholder:

     Lately, it is difficult to go through even a single day without hearing some unsettling news - the stock market is down again, a new terror alert is issued, etc., etc. In fact, in most people's viewpoint, it is pretty "ugly" out there in terms of the securities markets.

     By contrast, we are pleased to provide you with some good news in the form of this latest Annual Report for Narragansett Insured Tax-Free Income Fund. Your investment in the Fund continues to provide you and all other shareholders with a POSITIVE RETURN.

* Every month you receive a dividend either through a cash payment or a statement of reinvestment. This distributed return has been positive each month and is DOUBLE TAX-FREE to you and all of the Fund's shareholders. Considering all the negative returns that are a product of the securities markets these days, that's pretty good. When you equate this DOUBLE TAX-FREE return to a taxable return, using the 28% tax bracket, it would be equivalent to a 7% return on your money.

* Additionally, although the share price of the Fund can and will vary depending upon market conditions, we strive to manage your investment to keep fluctuations relatively moderate. During the latest fiscal year from July 1, 2001 to June 30, 2002, the share price actually increased from $10.32 to $10.47. This share price increase may seem to be relatively modest in nature. However, considering the world out there, it is indeed pleasant to get any INCREASE in price in addition to the POSITIVE RETURN of the dividends.

* The Fund has continued to be a source of good over this past fiscal year through the municipal bond holdings in its portfolio. The municipal bonds in the Fund have helped communities throughout the entire state of Rhode Island to build and renovate a variety of public purpose projects. The roads, schools, hospitals, airports, and other projects that have been financed by the Fund have benefited all shareholders, as well as the entire citizenry of the state of Rhode Island.

THE FUND'S STRATEGY

     How have we been able to produce these results during a time when many other funds and organizations are struggling?

     We believe it comes down to the Fund's strategy of providing a portfolio of quality, intermediate maturity securities, and diversification.

     We have always taken the approach of having the Fund comprised of high-quality securities. In fact, the Fund's prospectus specifically limits the portfolio manager to investing in those bonds or equivalent which are within the top credit rating - AAA. Historically, these higher quality bonds have experienced fewer problems and lesser fluctuation than those outside of our investment universe. Moreover, to the maximum extent practicable, securities in the Fund's portfolio will be insured by prominent nationally recognized insurance companies which specialize in insuring municipal securities. Such insurance is only provided by these companies after a thorough examination of the cash flow of any particular municipal issuer. And, on their own, each of these insurance companies generally has an AAA credit rating.

     We believe that having a portfolio which is intermediate in its maturity tends to moderate the fluctuation in share price for the Fund. We, therefore, strive to structure the Fund's portfolio so that some of the bonds have maturities of 1 year, while others have maturities of 20 - 25 years, but the overall average is 12.5 years. This helps us to keep the value of your investment stable. Moreover, it ensures that the capital of your investment is basically there when you need it.

     Furthermore, the investments of your Fund are geographically spread over a diverse group of projects. As of June 30, 2002, Narragansett Insured Tax-Free Income Fund had approximately 150 securities in its portfolio. These were spread over the entire state and thus were not overly concentrated. This approach has two benefits. One is avoiding any adverse effect to the share value in the remote event that any particular bond had a problem. Second, it helps build and renovate the various kinds of municipal projects that help citizens throughout the state.

APPRECIATION

     Management of the Fund will continue to strive to do the kind of things that will provide you and other shareholders with the satisfaction that your investment is producing a POSITIVE RETURN for you, while providing you with a high level of confidence.

     We continue to value the support you have placed in the Fund through your investment.

                                   Sincerely,

/s/  Diana P. Herrmann                         /s/  Lacy B. Herrmann
----------------------                         ----------------------
Diana P. Herrmann                              Lacy B. Herrmann
President                                      Chairman of the Board of Trustees

For certain investors, some dividends may be subject to Federal and state taxes, including the Alternative Minimum Tax (AMT). Past performance does not guarantee future stability. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

PERFORMANCE REPORT

     The following graph illustrates the value of $10,000 invested in the Class A shares of Narragansett Insured Tax-Free Income Fund at its inception in September, 1992 and maintaining this investment through the Fund's latest fiscal year-end, June 30, 2002 as compared with the Lehman Brothers Quality Intermediate Municipal Bond Index and the Consumer Price Index (a cost of living index). The performance of each of the other classes is not shown in the graph but is included in the table below. It should be noted that the Lehman Index does not include any operating expenses nor sales charges and being nationally oriented, does not reflect state specific bond market performance.

[Graphic of a line chart with the following information:]

         Lehman Brothers Quality Intermediate         Fund's Class A Shares
                Municipal Bond Index                   Without Sales Charge      With Sales Charge        Cost of Living Index
9/92                   $10,000                                $ 9,600                 $10,000                   $10,000
6/93                   $10,780                                $10,467                 $10,904                   $10,278
6/94                   $10,921                                $10,421                 $10,855                   $10,534
6/95                   $11,794                                $11,527                 $12,007                   $10,854
6/96                   $12,449                                $12,043                 $12,545                   $11,153
6/97                   $13,300                                $13,143                 $13,691                   $11,409
6/98                   $14,224                                $14,164                 $14,754                   $11,601
6/99                   $14,654                                $14,354                 $14,952                   $11,829
6/00                   $15,246                                $14,722                 $15,335                   $12,270
6/01                   $16,593                                $16,156                 $16,829                   $12,669
6/02                   $17,747                                $17,117                 $17,830                   $12,804

                                 AVERAGE ANNUAL TOTAL RETURN
                               FOR PERIODS ENDED JUNE 30, 2002
                              ----------------------------------
                                                         SINCE
                              1 YEAR      5 YEARS      INCEPTION
                              ------      -------      ---------
Class A (9/10/92)
   With Sales Charge.......    1.83%        4.63%         5.63%
   Without Sales Charge....    6.07         5.48          6.07
Class C (5/1/96)
   With CDSC...............    4.13         4.53          4.94
   Without CDSC............    5.16         4.53          4.94
Class Y (5/1/96)
   No Sales Charge.........    6.22         5.73          6.10
Class I (11/4/98)
   No Sales Charge.........    6.05          n/a          4.62
Lehman Index...............    6.95         5.94          6.00*  (Class A)
                                                          5.96** (Class C&Y)
                                                          5.34+  (Class I)

Total return figures shown for the Fund reflect any change in price and assume all distributions within the period were invested in additional shares. Returns for Class A shares are calculated with and without the effect of the initial 4% maximum sales charge. Returns for Class C shares are calculated with and without the effect of the 1% contingent deferred sales charge (CDSC), imposed on redemptions made within the first 12 months after purchase. Class Y and Class I shares are sold without any sales charge. The rates of return will vary and the principal value of an investment will fluctuate with market conditions. Shares, if redeemed, may be worth more or less than their original cost. A portion of each classes' income may be subject to federal and state income taxes. Past performance is not predictive of future investment results.

*     From commencement of operations on September 10, 1992.
**    From commencement of operations on May 1, 1996.
+     From commencement of operations on November 4, 1998.

                              MANAGEMENT DISCUSSION

     Narragansett Insured Tax-Free Income Fund (the "Fund") strives to provide the highest level of double tax free income possible while staying within self imposed quality restraints. The Fund has purchased only municipal securities rated AAA by nationally renowned credit rating services. As an extra measure of credit protection to shareholders, all securities owned by the Fund are insured by nationally prominent municipal bond insurance companies as to timely payment of principal and interest when due. A maximum average maturity profile of under 15 years has been and will continue to be maintained for the Fund's portfolio in order to produce a reasonable level of income return with relatively high stability for the Fund's share price. At the June 30, 2002 fiscal year end the portfolio had an average maturity of 12.5 years.

     The Federal Reserve, reacting to a sluggish economy, cut interest rates eleven times in 2001 and continues to hold interest rates steady into 2002. This current interest rate cycle by the Fed has produced a Federal funds rate of 1.75%, the lowest level in over 40 years. The prime rate and discount rate dropped to their current levels of 4.75% and 1.25%, respectively. Even as the economy begins to show signs of recovery, the Federal Reserve has continued to hold rates at these established levels. With a low level of inflation as evidenced by the Consumer Price Index and the Producer Price index, the Federal Reserve is expected to keep interest rates in check through the end of the year. Although there are encouraging signs that the economy is slowly improving, stock prices have been hit hard as a number of companies announce decreased earnings and investors become concerned about the way some companies account for these earnings. Capacity Utilization bottomed in December 2001 and has been edging upward steadily over the past six months. The unemployment rate appears to have peaked at 6.0% in April 2002 and may continue to fluctuate over the next few months until the recovery shows stronger signs of taking hold. With the severe decline in the stock market, bonds and bond funds are once again becoming part of the asset allocation process. Investors are realizing that fixed income securities and bond funds should be part of the portfolio selection.

     Given the current Federal income tax rates and the Rhode Island income tax rate, the Narragansett Insured tax-free Income Fund produces a yield that is very attractive for Rhode Island residents when compared to taxable fixed-income securities.

     Management believes that having available to the Fund a locally-based investment manager, with extensive knowledge and experience in the Rhode Island municipal market continues to add considerable value to the portfolio and provides a distinct benefit to Fund shareholders.

     The Fund's investment sub-advisor will continue to oversee the portfolio with a strong emphasis on achieving a balance between share price stability, acceptable double tax-free income return, and the highest standards of credit quality.

PRIVACY NOTICE (UNAUDITED)

OUR PRIVACY POLICY. In providing services to you as an individual who owns or is considering investing in shares of a fund of the Aquila(SM) Group of Funds, we collect certain nonpublic personal information about you. Our policy is to keep this information strictly safeguarded and confidential, and to use or disclose it only as necessary to provide services to you or as otherwise permitted by law. Our privacy policy applies equally to former shareholders and persons who inquire about a fund.

INFORMATION WE COLLECT. "Nonpublic personal information" is personally identifiable financial information about you as an individual or your family. The kinds of nonpublic personal information we have about you may include the information you provide us on your share purchase application or in telephone calls or correspondence with us, and information about your fund transactions and holdings, how you voted your shares and the account where your shares are held.

INFORMATION WE DISCLOSE. We disclose nonpublic personal information about you to companies that provide necessary services to your fund, such as the fund's transfer agent, distributor, investment adviser or sub-adviser and to our affiliates, as permitted or required by law, or as authorized by you. We also may disclose this information to another fund of the Aquila(SM) Group of Funds or its distributor, or to the broker-dealer that holds your fund shares, under agreements that permit them to use the information only to provide you information about your fund, other funds in the Aquila(SM) Group of Funds or new services we are offering which may be of interest to you. Any other use is strictly prohibited. We do not sell information about you or any of our fund shareholders to anyone.

HOW WE SAFEGUARD YOUR INFORMATION. We restrict access to nonpublic personal information about you to only those persons who need it to provide services to you or who are permitted by law to receive it. We maintain physical, electronic and procedural safeguards to protect the confidentiality of all nonpublic personal information we have about you. If you have any questions regarding our Privacy Policy, please contact us at 1-800-437-1020.

[Logo of KPMG LLP: four solid rectangles with the letters KPMG in front of them]

                          INDEPENDENT AUDITORS' REPORT

To the Board of Trustees and Shareholders of Narragansett Insured Tax-Free Income Fund:

     We have audited the accompanying statement of assets and liabilities of Narragansett Insured Tax-Free Income Fund, including the statement of investments, as of June 30, 2002, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

     We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of June 30, 2002, by correspondence with the custodian and other appropriate procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Narragansett Insured Tax-Free Income Fund as of June 30, 2002, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/  KPMG LLP
-------------
New York, New York
August 9, 2002

                    NARRAGANSETT INSURED TAX-FREE INCOME FUND
                            STATEMENT OF INVESTMENTS
                                  JUNE 30, 2002

                                                                              RATING
      FACE                                                                   MOODY'S/
     AMOUNT       GENERAL OBLIGATION BONDS (55.2%)                              S&P             VALUE
---------------   ------------------------------------------------------     ---------      -------------
                  Bristol, Rhode Island
$     1,000,000      5.100%, 08/15/07, MBIA Insured ....................      Aaa/AAA       $   1,023,560
                  Burrillville, Rhode Island
        250,000      5.400%, 10/15/06, MBIA Insured ....................      Aaa/AAA             257,388
        250,000      5.500%, 10/15/07, MBIA Insured ....................      Aaa/AAA             257,450
        405,000      5.300%, 07/15/08, AMBAC Insured ...................      Aaa/AAA             413,537
        150,000      5.700%, 10/15/10, MBIA Insured ....................      Aaa/AAA             154,554
                  Central Falls, Rhode Island
        500,000      4.900%, 11/15/05, MBIA Insured ....................      Aaa/AAA             514,540
        500,000      5.200%, 11/15/09, MBIA Insured ....................      Aaa/AAA             515,595
                  Coventry Rhode Island
        550,000      5.000%, 11/01/16, AMBAC Insured ...................      Aaa/AAA             571,313
        550,000      5.000%, 11/01/17, AMBAC Insured ...................      Aaa/AAA             566,500
                  Cranston, Rhode Island
      1,120,000      5.300%, 07/15/05, MBIA Insured ....................      Aaa/AAA           1,132,690
        300,000      5.500%, 06/15/07, MBIA Insured ....................      Aaa/AAA             331,125
        500,000      5.450%, 11/15/11, FGIC Insured ....................      Aaa/AAA             550,625
                  Cumberland, Rhode Island
        345,000      5.500%, 09/01/06, MBIA Insured ....................      Aaa/AAA             367,425
        500,000      5.000%, 08/01/15, MBIA Insured ....................      Aaa/AAA             518,750
      1,255,000      5.000%, 10/01/18, MBIA Insured ....................      Aaa/AAA           1,278,531
      1,040,000      5.200%, 10/01/21, MBIA Insured ....................      Aaa/AAA           1,055,600
                  Lincoln, Rhode Island
        400,000      5.100%, 01/15/06, MBIA Insured ....................      Aaa/AAA             423,000
        400,000      5.200%, 08/15/06, MBIA Insured ....................      Aaa/AAA             409,476
      1,000,000      5.500%, 08/15/10, MBIA Insured ....................      Aaa/AAA           1,024,030
        250,000      5.750%, 08/01/15, FGIC Insured ....................     Aaa/AAA+             273,125
                  Narragansett, Rhode Island
        300,000      5.100%, 09/15/06, MBIA Insured ....................      Aaa/AAA             307,842
      1,000,000      5.300%, 09/15/08, MBIA Insured ....................      Aaa/AAA           1,026,510
                  Newport, Rhode Island
        250,000      4.900%, 05/15/06, FGIC Insured ....................      Aaa/AAA             263,750
        500,000      5.000%, 05/15/07, FGIC Insured ....................      Aaa/AAA             531,875
        150,000      6.550%, 08/15/07, MBIA Insured ....................      Aaa/AAA             152,438
        500,000      5.100%, 05/15/08, FGIC Insured ....................      Aaa/AAA             530,000
      1,000,000      4.500%, 11/01/15, AMBAC Insured ...................      Aaa/AAA             998,750
      1,000,000      4.750%, 11/01/18, AMBAC Insured ...................      Aaa/AAA             992,500
        800,000      5.000%, 11/01/20, AMBAC Insured ...................     Aaa/AAA+             804,000
                  New Shoreham Rhode Island

$       910,000      4.800%, 04/15/18, AMBAC Insured ...................      NR/AAA        $     915,688
      1,105,000      5.000%, 04/15/22, AMBAC Insured ...................      NR/AAA            1,103,619
                  North Providence, Rhode Island, Series A
        400,000      5.700%, 07/01/08, MBIA Insured ....................      Aaa/AAA             454,500
                  North Providence, Rhode Island, Ref. Series A
        500,000      4.700%, 09/15/14, FSA Insured .....................     Aaa/AAA+             514,375
                  Pawtucket, Rhode Island
        310,000      5.625%, 04/15/07, FGIC Insured ....................      Aaa/AAA             324,610
        500,000      5.750%, 04/15/09, FGIC Insured ....................      Aaa/AAA             524,085
        600,000      4.300%, 09/15/09, AMBAC Insured ...................     Aaa/AAA+             624,000
        250,000      4.400%, 09/15/10, AMBAC Insured ...................     Aaa/AAA+             259,687
                  Providence, Rhode Island
        700,000      5.500%, 01/15/11, FSA Insured .....................      Aaa/AAA             757,750
      1,925,000      5.200%, 04/01/11, AMBAC Insured ...................     Aaa/AAA+           2,095,844
      1,000,000      5.000%, 01/15/16, FGIC Insured ....................      Aaa/AAA           1,036,250
      1,000,000      5.000%, 01/15/17, FGIC Insured ....................      Aaa/AAA           1,028,750
      1,000,000      5.000%, 01/15/18, FGIC Insured ....................      Aaa/AAA           1,020,000
                  East Providence, Rhode Island
        500,000      5.400%, 05/15/07, MBIA Insured ....................      Aaa/AAA             543,125
                  Commonwealth of Puerto Rico
        100,000      5.750%, 07/01/09, MBIA Insured ....................      Aaa/AAA             101,500
        100,000      6.000%, 07/01/14, MBIA Insured ....................      Aaa/AAA             101,500
        500,000      5.850%, 07/01/15, AMBAC Insured ...................      Aaa/AAA             507,500
        500,000      5.875%, 07/01/18, MBIA Insured ....................      Aaa/AAA             507,500
                  Scituate Rhode Island
        375,000      5.500%, 04/01/09, MBIA Insured ....................      Aaa/AAA             391,883
                  State of Rhode Island
      1,000,000      5.000%, 07/15/05, FGIC Insured ....................      Aaa/AAA           1,070,000
      1,000,000      5.125%, 07/15/11, FGIC Insured                           Aaa/AAA           1,068,750
      4,000,000      5.000%, 08/01/14, FGIC Insured ....................      Aaa/AAA           4,220,000
      1,500,000      5.000%, 09/01/15, FGIC Insured ....................      Aaa/AAA           1,558,125
      2,000,000      5.000%, 09/01/19, MBIA Insured ....................      Aaa/AAA           2,030,000
      1,500,000      5.000%, 09/01/20, MBIA Insured ....................      Aaa/AAA           1,511,250

                  Rhode Island Consolidated Capital Development
                     Loan, 1993 Series A
$     1,000,000      5.100%, 11/01/13, FGIC Insured ....................      Aaa/AAA       $   1,023,750
                  Rhode Island Consolidated Capital Development
                     Loan, Series A
      1,000,000      5.000%, 09/01/14, FGIC Insured ....................      Aaa/AAA           1,045,000
      1,500,000      4.750%, 09/01/17, FGIC Insured ....................      Aaa/AAA           1,501,875
                  Rhode Island Consolidated Capital Development
                     Loan, Series B
      1,000,000      5.000%, 06/01/14, FGIC Insured ....................      Aaa/AAA           1,050,000
      2,000,000      5.000%, 08/01/15, FGIC Insured ....................      Aaa/AAA           2,097,500
                  South Kingstown, Rhode Island
        400,000      4.900%, 11/15/07, AMBAC Insured ...................      Aaa/AAA             410,564
        390,000      5.000%, 03/15/08, MBIA Insured ....................      Aaa/AAA             403,069
        390,000      5.050%, 03/15/09, MBIA Insured ....................      Aaa/AAA             404,258
        170,000      5.200%, 06/01/09, MBIA Insured ....................      Aaa/AAA             173,876
        170,000      5.250%, 06/01/10, MBIA Insured ....................      Aaa/AAA             173,885
        500,000      5.500%, 06/15/12, MBIA Insured ....................      Aaa/AAA+            551,875
                  Warwick, Rhode Island
        665,000      4.250%, 07/15/14, AMBAC Insured ...................      Aaa/AAA             662,506
        195,000      5.600%, 08/01/14, FSA Insured .....................      Aaa/AAA             212,306
        700,000      4.375%, 07/15/15, AMBAC Insured ...................      Aaa/AAA             692,125
        735,000      4.500%, 07/15/16, AMBAC Insured ...................      Aaa/AAA             726,731
        770,000      4.600%, 07/15/17, AMBAC Insured ...................      Aaa/AAA             761,337
+      1,000,000      5.000%, 03/01/18, FSA Insured .....................      Aaa/AAA           1,016,250
        810,000      4.700%, 07/15/18, AMBAC Insured ...................      Aaa/AAA             800,887
      1,000,000      5.000%, 01/15/19, FGIC Insured ....................      Aaa/AAA           1,011,250
        855,000      4.750%, 07/15/19, AMBAC Insured ...................      Aaa/AAA             840,038
        500,000      5.000%, 01/15/20, FGIC Insured ....................      Aaa/AAA             502,500
                  West Warwick, Rhode Island
        500,000      5.800%, 01/01/04, MBIA Insured ....................      Aaa/AAA             511,375
        500,000      5.900%, 01/01/05, MBIA Insured ....................      Aaa/AAA             511,395
        500,000      4.875%, 03/01/16, AMBAC Insured ...................      Aaa/AAA+            509,375
        670,000      5.000%, 03/01/17, AMBAC Insured ...................      Aaa/AAA+            688,425
        700,000      5.050%, 03/01/18, AMBAC Insured ...................      Aaa/AAA+            715,750
        735,000      5.100%, 03/01/19, AMBAC Insured ...................      Aaa/AAA+            748,781

                  Woonsocket, Rhode Island
$       385,000      5.125%, 03/01/11, MBIA Insured ....................      Aaa/AAA       $     398,679
        655,000      4.450%, 12/15/12, FGIC Insured ....................      Aaa/AAA+            673,012
        685,000      4.550%, 12/15/13, FGIC Insured ....................      Aaa/AAA+            702,125
                                                                                            -------------
                        Total General Obligation Bonds .................                       63,037,269
                                                                                            -------------

                  REVENUE BONDS (41.6%)
                  ------------------------------------------------------

                  HIGHER EDUCATION REVENUE BONDS (13.3%)
                  ------------------------------------------------------
                  Providence Rhode Island Pub. Bldg. School &
                     Public Facs. Proj.
      1,500,000      5.250%, 12/15/17, AMBAC Insured ...................      Aaa/AAA           1,571,250
      1,000,000      5.250%, 12/15/19, AMBAC Insured ...................      Aaa/AAA           1,031,250
                  Rhode Island Health & Education Building Corp.,
                     Board of Governors, 1993 Series A
        450,000      5.300%, 09/15/08, MBIA Insured ....................      Aaa/AAA             474,750
        500,000      5.250%, 09/15/23, MBIA Insured ....................      Aaa/AAA             503,750
                  Rhode Island Health & Education Building Corp.,
                     Brown University, 1993 Series
      1,000,000      5.000%, 09/01/23, MBIA Insured ....................      Aaa/AAA             993,750
                  Rhode Island Health & Education Building Corp.,
                     Johnson & Wales University, 1992 Series A
        200,000      5.875%, 04/01/05, AMBAC Insured ...................      NR/AAA              209,524
        150,000      6.375%, 04/01/12, AMBAC Insured ...................      NR/AAA              157,602
        150,000      5.750%, 04/01/12, AMBAC Insured ...................      NR/AAA              156,972
                  Rhode Island Health & Education Building Corp.,
                     Johnson & Wales University, 1993 Series A
        100,000      5.200%, 04/01/04, AMBAC Insured ...................      NR/AAA              104,313
        500,000      5.250%, 04/01/16, AMBAC Insured ...................      NR/AAA              517,375
                  Rhode Island Health & Education Building Corp.,
                     Johnson & Wales University, 1999 Series A
        465,000      5.500%, 04/01/15, MBIA Insured ....................      Aaa/AAA             514,988
        900,000      5.500%, 04/01/16, MBIA Insured ....................      Aaa/AAA             995,625
      2,000,000      5.000%, 04/01/29, MBIA Insured ....................      Aaa/AAA           1,937,500

            Rhode Island Health & Education Building Corp.,
                     Providence College, 1993 Series
$       300,000      5.600%, 11/01/09, MBIA Insured ....................      Aaa/AAA       $     319,500
        300,000      5.600%, 11/01/10, MBIA Insured ....................      Aaa/AAA             319,875
        500,000      5.125%, 11/15/11, MBIA Insured ....................      Aaa/AAA             540,000
      1,500,000      5.600%, 11/01/22, MBIA Insured ....................      Aaa/AAA           1,545,000
                  Rhode Island Health & Education Building Corp.,
                     Rhode Island School of Design, 2001 Series
        505,000      4.700%, 06/01/18, MBIA Insured ....................      Aaa/AAA             498,056
        280,000      4.750%, 06/01/19, MBIA Insured ....................      Aaa/AAA             274,400
                  Rhode Island Health & Education Building Corp.,
                     Roger Williams University, 1996 Series S
      1,000,000      5.500%, 11/15/11, AMBAC Insured ...................      NR/AAA            1,096,250
      1,000,000      5.000%, 11/15/18, AMBAC Insured ...................      Aaa/AAA           1,017,500
                  Rhode Island Health & Education Building Corp.,
                     Salve Regina, 1993 Series
        150,000      6.100%, 03/15/06, AMBAC Insured ...................      NR/AAA              157,098
                  Rhode Island St. Health Education Building,
                     Bryant College
        230,000      5.000%, 12/01/21, AMBAC Insured ...................      Aaa/AAA             230,000
                                                                                            -------------
                     Total Higher Education Revenue Bonds ..............                       15,166,328
                                                                                            -------------

                  HOSPITAL REVENUE BONDS (4.4%)
                  ------------------------------------------------------
                  Rhode Island Health & Education Building Corp.,
                     Kentucky County Memorial Hospital, 1992 Series
        150,000      6.000%, 07/01/06, MBIA Insured ....................      Aaa/AAA             152,388
                  Rhode Island Health & Education Building Corp.
                     Women & Infants Hospital, 1992 Series
        100,000      6.150%, 09/01/05, FSA Insured .....................      Aaa/AAA             102,630
        400,000      6.350%, 09/01/07, FSA Insured .....................      Aaa/AAA             410,648
        300,000      6.550%, 09/01/13, FSA Insured .....................      Aaa/AAA             308,082
        785,000      5.500%, 04/01/17, MBIA Insured ....................      Aaa/AAA             859,575
      2,000,000      5.250%, 09/01/17, MBIA Insured ....................      Aaa/AAA+          2,100,000
      1,000,000      5.125%, 06/01/19, AMBAC Insured ...................      Aaa/AAA           1,017,500
                                                                                            -------------
                     Total Hospital Revenue Bonds ......................                        4,950,823
                                                                                            -------------


                  MORTGAGE REVENUE MULTI-FAMILY BONDS (0.5%)
                  ------------------------------------------------------
                  Rhode Island Housing & Mortgage Finance Corp.,
                     1995 Series A
$       280,000      5.450%, 07/01/04, AMBAC Insured ...................      Aaa/AAA       $     292,250
        290,000      5.550%, 07/01/05, AMBAC Insured ...................      Aaa/AAA             306,675
                                                                                            -------------
                     Total Mortgage Revenue Bonds ......................                          598,925
                                                                                            -------------

                  WATER AND SEWER REVENUE BONDS (6.4%)
                  ------------------------------------------------------
                  Bristol County Rhode Island Water Authority, 1997
                     Series A
        300,000      5.000%, 12/01/08, MBIA Insured ....................      Aaa/AAA             320,250
        750,000      5.250%, 07/01/17, MBIA Insured ....................      Aaa/AAA             776,250
                  Kent County Water Authority Revenue Bonds,
                     1994 Series A
        250,000      5.700%, 07/15/04, MBIA Insured ....................      Aaa/AAA             268,437
                  Rhode Island Clean Water Protection Finance
                     Agency, Series 1999C
      1,000,000      5.125%, 10/01/11, MBIA Insured ....................      Aaa/AAA           1,072,500
                  Rhode Island Clean Water Protection Finance
                     Agency, Series A
        500,000      4.600% , 10/01/13, AMBAC Insured ..................      Aaa/AAA             512,500
        500,000      4.750%, 10/01/14, AMBAC Insured ...................      Aaa/AAA             513,750
      1,250,000      5.400%, 10/01/15, MBIA Insured ....................      Aaa/AAA           1,373,437
      2,000,000      4.750%, 10/01/18, AMBAC Insured ...................      Aaa/AAA           1,985,000
        500,000      4.750%, 10/01/20, AMBAC Insured ...................      Aaa/AAA             484,375
                                                                                            -------------
                     Total Water and Sewer Revenue Bonds ...............                        7,306,499
                                                                                            -------------

                  UTILITY REVENUE BONDS (0.0%)
                  ------------------------------------------------------
                  Puerto Rico Electric Power Authority, Series Q
         30,000      5.750%, 07/01/07, FSA Insured .....................      Aaa/AAA              30,525
                                                                                            -------------

                  DEVELOPMENT REVENUE BONDS (11.3%)
                  Rhode Island Convention Center Authority, 1993
                     Series A
        500,000      5.400%, 05/15/08, AMBAC Insured ...................      Aaa/AAA             526,590
        300,000      5.500%, 05/15/13, AMBAC Insured ...................      Aaa/AAA             316,212
      1,000,000      5.000%, 05/15/20, AMBAC Insured ...................      Aaa/AAA           1,001,280
      2,000,000      5.000%, 05/15/23, AMBAC Insured ...................      Aaa/AAA           1,987,500

                  Rhode Island Convention Center Authority, 1993
                     Series B
$       500,000      5.000%, 05/15/07, MBIA Insured ....................      Aaa/AAA       $     541,250
                  Rhode Island Public Building Authority State Public
                     Projects, 1989 Series A
      1,000,000      5.250%, 02/01/09, AMBAC Insured
                     (Escrowed to Maturity) ............................      Aaa/AAA           1,087,500
                  Rhode Island Public Building Authority State Public
                     Projects, 1993 Series A
        500,000      5.100%, 02/01/05, AMBAC Insured ...................      Aaa/AAA             518,620
      1,000,000      5.250%, 02/01/10, AMBAC Insured ...................      Aaa/AAA           1,038,030
                  Rhode Island Public Building Authority State Public
                     Projects, 1996 School Series B
        500,000      5.500%, 12/15/14, MBIA Insured ....................      Aaa/AAA             531,875
      1,000,000      5.250%, 12/15/14, MBIA Insured ....................      Aaa/AAA           1,066,250
        500,000      5.500%, 12/15/15, MBIA Insured ....................      Aaa/AAA             530,625
                  Rhode Island Public Building Authority State Public
                     Projects, 1999 Series A
        500,000      5.000%, 12/15/09, AMBAC Insured ...................      Aaa/AAA             543,125
                  Rhode Island State Economic Development Corp.,
                     University of Rhode Island Series,
        750,000      4.800%, 11/01/11, FSA Insured .....................      Aaa/NR              794,063
        750,000      4.900%, 11/01/12, FSA Insured .....................      Aaa/NR              793,125
        750,000      4.900%, 11/01/13, FSA Insured .....................      Aaa/NR              786,563
        750,000      5.000%, 11/01/14, FSA Insured .....................      Aaa/NR              785,625
                                                                                            -------------
                     Total Development Revenue Bonds ...................                       12,848,233
                                                                                            -------------

                  POLLUTION CONTROL REVENUE BONDS (0.9%)
                  ------------------------------------------------------
                  Rhode Island Clean Water Protection, 1993 Series A,
        200,000      5.300%, 10/01/07, MBIA Insured ....................      Aaa/AAA             220,500
        300,000      5.400%, 10/01/09, MBIA Insured ....................      Aaa/AAA             333,000
                  Rhode Island Clean Water Protection, 1993 Series B,
        500,000      4.500%, 10/01/11, MBIA Insured ....................      Aaa/AAA             516,250
                                                                                            -------------
                     Total Pollution Control Revenue Bonds .............                        1,069,750
                                                                                            -------------


      	      OTHER REVENUE BONDS (4.8%)
                  ------------------------------------------------------
                  State of Rhode Island Depositors Economic
                     Protection Corp.
$       300,000      5.800%, 08/01/09, MBIA Insured ....................      Aaa/AAA       $     340,125
      1,000,000      5.000%, 07/01/18, MBIA Insured ....................      Aaa/AAA           1,010,000
      1,045,000      5.250%, 08/01/21, MBIA Insured
                     (Escrowed to Maturity) ............................      Aaa/AAA           1,144,275
                  State of Rhode Island Depositors Economic
                     Protection Corp., 1992 Series B
        135,000      5.500%, 08/01/06, MBIA Insured ....................      Aaa/AAA             148,837
        500,000      6.000%, 08/01/17, MBIA Insured ....................      Aaa/AAA             527,500
                  Rhode Island State Capital Development Loan
      1,500,000      5.400%, 08/01/08, MBIA Insured ....................      Aaa/AAA           1,620,000
                  State of Rhode Island Certificates of Participation,
                     Howard Center Improvements
        400,000      5.250%, 10/01/10, MBIA Insured ....................      Aaa/AAA             430,000
        200,000      5.375%, 10/01/16, MBIA Insured ....................      Aaa/AAA             212,250
                                                                                            -------------
                     Total Other Revenue Bonds .........................                        5,432,987
                                                                                            -------------
                        Total Revenue Bonds ............................                       47,404,070
                                                                                            -------------

                     Total Investments (cost $106,998,895*) ....    96.8%                     110,441,339
                     Other assets less liabilities .............     3.2                        3,654,716
                                                                   ------                   -------------
                     Net Assets ................................   100.0%                   $ 114,096,055
                                                                   ======                   =============

      *     See notes 2f and 4.
      +     Represents rating by Fitch Investors Service not S&P.

                         PORTFOLIO ABBREVIATIONS:
                         ------------------------
            AMBAC - American Municipal Bond Assurance Corp.
            FGIC  - Financial Guaranty Insurance Co.
            FSA   - Financial Security Assurance
            MBIA  - Municipal Bond Investors Assurance Corp.

                See accompanying notes to financial statements.

                    NARRAGANSETT INSURED TAX-FREE INCOME FUND
                       STATEMENT OF ASSETS AND LIABILITIES
                                  JUNE 30, 2002

ASSETS
   Investments at value (cost $106,998,895) .............................................      $ 110,441,339
   Cash .................................................................................          1,853,869
   Interest receivable ..................................................................          1,587,527
   Receivable for Fund shares sold ......................................................            459,408
   Receivable for securities sold .......................................................             86,050
   Other assets .........................................................................              4,172
                                                                                               -------------
   Total assets .........................................................................        114,432,365
                                                                                               -------------
LIABILITIES
   Payable for Fund shares redeemed .....................................................            127,707
   Dividends payable ....................................................................             89,870
   Distribution fees payable ............................................................             56,417
   Management fee payable ...............................................................              9,154
   Accrued expenses .....................................................................             53,162
                                                                                               -------------
   Total liabilities ....................................................................            336,310
                                                                                               -------------
NET ASSETS ..............................................................................      $ 114,096,055
                                                                                               =============
   Net Assets consist of:
   Capital Stock - Authorized 80,000,000 shares, par value $.01 per share ...............      $     108,936
   Additional paid-in capital ...........................................................        111,592,772
   Net unrealized appreciation on investments (note 4) ..................................          3,442,444
   Accumulated net realized loss on investments .........................................           (985,950)
   Distributions in excess of net investment income .....................................            (62,147)
                                                                                               -------------
                                                                                               $ 114,096,055
                                                                                               =============
CLASS A
   Net Assets ...........................................................................      $  86,378,008
                                                                                               =============
   Capital shares outstanding ...........................................................          8,247,136
                                                                                               =============
   Net asset value and redemption price per share .......................................      $       10.47
                                                                                               =============
   Offering price per share (100/96 of $10.47 adjusted to nearest cent) .................      $       10.91
                                                                                               =============
CLASS C
   Net Assets ...........................................................................      $  15,606,056
                                                                                               =============
   Capital shares outstanding ...........................................................          1,490,100
                                                                                               =============
   Net asset value and offering price per share .........................................      $       10.47
                                                                                               =============
   Redemption price per share (*a charge of 1% is imposed on the redemption proceeds of the shares, or on the original price, whichever is lower, if redeemed
      during the first 12 months after purchase) ........................................      $       10.47
                                                                                               =============
CLASS I
   Net Assets ...........................................................................      $     385,630
                                                                                               =============
   Capital shares outstanding ...........................................................             36,837
                                                                                               =============
   Net asset value, offering and redemption price per share .............................      $       10.47
                                                                                               =============
CLASS Y
   Net Assets ...........................................................................      $  11,726,361
                                                                                               =============
   Capital shares outstanding ...........................................................          1,119,485
                                                                                               =============
   Net asset value, offering and redemption price per share .............................      $       10.47
                                                                                               =============

                See accompanying notes to financial statements.

                    NARRAGANSETT INSURED TAX-FREE INCOME FUND
                             STATEMENT OF OPERATIONS
                        FOR THE YEAR ENDED JUNE 30, 2002

INVESTMENT INCOME:

     Interest income ..........................................                      $4,491,160

Expenses:

     Management fee (note 3) ..................................     $   464,655
     Distribution and service fees (note 3) ...................         219,378
     Trustees' fees and expenses (note 9) .....................          54,064
     Legal fees ...............................................          48,870
     Transfer and shareholder servicing agent fees ............          35,136
     Shareholders' reports and proxy statements ...............          32,583
     Audit and accounting fees ................................          22,576
     Registration fees and dues ...............................          13,611
     Custodian fees ...........................................          13,888
     Miscellaneous ............................................          22,828
                                                                    -----------
     Total Expenses ...........................................         927,589

     Management fee waived (note 3) ...........................        (371,724)
     Reimbursement of expenses by Manager (note 3) ............         (20,862)
     Expenses paid indirectly (note 7) ........................         (27,481)
                                                                    -----------
     Net expenses .............................................                         507,522
                                                                                     ----------
     Net investment income ....................................                       3,983,638

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:

     Net realized gain (loss) from securities transactions ....          77,291
     Change in unrealized appreciation on investments .........       1,510,851
                                                                    -----------
     Net realized and unrealized gain (loss) on investments ...                       1,588,142
                                                                                     ----------
     Net change in net assets resulting from operations .......                      $5,571,780
                                                                                     ==========

                See accompanying notes to financial statements.

                    NARRAGANSETT INSURED TAX-FREE INCOME FUND
                       STATEMENTS OF CHANGES IN NET ASSETS

                                                                          YEAR ENDED        YEAR ENDED
                                                                         JUNE 30,2002      JUNE 30, 2001
                                                                        -------------      -------------
OPERATIONS:
   Net investment income .....................................          $   3,983,638       $  3,249,811
   Net realized gain (loss) from securities transactions .....                 77,291              5,875
   Change in unrealized appreciation on investments ..........              1,510,851          2,838,665
                                                                        -------------       ------------
      Change in net assets from operations ...................              5,571,780          6,094,351
                                                                        -------------       ------------

DISTRIBUTIONS TO SHAREHOLDERS (NOTE 6):
   Class A Shares:
   Net investment income .....................................             (3,331,831)        (2,978,531)

   Class C Shares:
   Net investment income .....................................               (380,858)          (201,055)

   Class I Shares:
   Net investment income .....................................                 (8,912)            (3,701)

   Class Y Shares:
   Net investment income .....................................               (324,361)          (122,892)
                                                                        -------------       ------------
      Change in net assets from distributions ................             (4,045,962)        (3,306,179)
                                                                        -------------       ------------

CAPITAL SHARE TRANSACTIONS (NOTE 8):
   Proceeds from shares sold .................................             39,727,773         14,476,362
   Reinvested dividends and distributions ....................              2,595,440          2,127,352
   Cost of shares redeemed ...................................             (7,869,632)        (8,207,378)
                                                                        -------------       ------------
   Change in net assets from capital share transactions ......             34,453,581          8,396,336
                                                                        -------------       ------------
      Change in net assets ...................................             35,979,399         11,184,508

NET ASSETS:
   Beginning of period .......................................             78,116,656         66,932,148
                                                                        -------------       ------------
   End of period .............................................          $ 114,096,055       $ 78,116,656
                                                                        =============       ============

                 See accompanying notes to financial statements.

                    NARRAGANSETT INSURED TAX-FREE INCOME FUND
                          NOTES TO FINANCIAL STATEMENTS

1. ORGANIZATION

     Narragansett Insured Tax-Free Income Fund (the "Fund"), a non-diversified, open-end investment company, was organized on January 22, 1992 as a Massachusetts business trust and commenced operations on September 10, 1992. The Fund is authorized to issue 80,000,000 shares and, since its inception to May 1, 1996, offered only one class of shares. On that date, the Fund began offering two additional classes of shares, Class C and Class Y shares. All shares outstanding prior to that date were designated as Class A shares and are sold with a front-payment sales charge and bear an annual service fee. Class C shares are sold with a level-payment sales charge with no payment at time of purchase but level service and distribution fees from date of purchase through a period of six years thereafter. A contingent deferred sales charge of 1% is assessed to any Class C shareholder who redeems shares of this Class within one year from the date of purchase. Class C Shares, together with a pro-rata portion of all Class C Shares acquired through reinvestment of dividends and other distributions paid in additional Class C Shares, automatically convert to Class A Shares after 6 years. The Class Y shares are only offered to institutions acting for an investor in a fiduciary, advisory, agency, custodian or similar capacity and are not offered directly to retail investors. Class Y shares are sold at net asset value without any sales charge, redemption fees, contingent deferred sales charge or distribution or service fees. On October 31, 1997, the Fund established Class I shares, which are offered and sold only through financial intermediaries and are not offered directly to retail investors. Class I Shares are sold at net asset value without any sales charge, redemption fees, or contingent deferred sales charge. Class I Shares may carry a distribution fee and a service fee. All classes of shares represent interests in the same portfolio of investments and are identical as to rights and privileges and differ with respect to the effect of sales charges, the distribution and/or service fees borne by each class, expenses specific to each class, voting rights on matters affecting a single class and the exchange privileges of each class.

2. SIGNIFICANT ACCOUNTING POLICIES

     The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America for investment companies.

a) PORTFOLIO VALUATION: Municipal securities which have remaining maturities of more than 60 days are valued at fair value each business day based upon information provided by a nationally prominent independent pricing service and periodically verified through other pricing services; in the case of securities for which market quotations are readily available, securities are valued at the mean of bid and asked quotations and in the case of other securities, at fair value determined under procedures established by and under the general supervision of the Board of Trustees. Securities which mature in 60 days or less are valued at amortized cost if their term to maturity at purchase was 60 days or less, or by amortizing their unrealized appreciation or depreciation on the 61st day prior to maturity, if their term to maturity at purchase exceeded 60 days.

b) SECURITIES TRANSACTIONS AND RELATED INVESTMENT INCOME: Securities transactions are recorded on the trade date. Realized gains and losses from securities transactions are reported on the identified cost basis. Interest income is recorded on the accrual basis and is adjusted for amortization of premium and accretion of original issue and market discount.

c) FEDERAL INCOME TAXES: It is the policy of the Fund to qualify as a regulated investment company by complying with the provisions of the Internal Revenue Code applicable to certain investment companies. The Fund intends to make distributions of income and securities profits sufficient to relieve it from all, or substantially all, Federal income and excise taxes.

d) ALLOCATION OF EXPENSES: Expenses, other than class-specific expenses, are allocated daily to each class of shares based on the relative net assets of each class. Class-specific expenses, which include distribution and service fees and any other items that are specifically attributed to a particular class, are charged directly to such class.

e) USE OF ESTIMATES: The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

f) NEW ACCOUNTING PRONOUNCEMENT: In November 2000, the AICPA issued a revised audit and accounting guide, AUDITS OF INVESTMENT COMPANIES, which is effective for fiscal years beginning after December 15, 2000. The revised Guide requires the Fund to amortize premium and all discounts on all fixed-income securities. The Fund elected to adopt this requirement effective July 1, 2001. This change does not affect the Fund's net asset value, but does change the classification of certain amounts in the statement of operations. For the year ending June 30, 2002, interest income increased by $2,470, and the change in net unrealized appreciation of investments decreased by $2,470. In addition, the Fund recorded an adjustment to increase the cost of securities and increase accumulated undistributed net investment income by $25,252 to reflect the cumulative effect of this change up to the date of adoption. For the year ended June 30, 2002, the new accounting pronouncement did not have a material impact on the financial highlights of the Fund.

3.   FEES AND RELATED PARTY TRANSACTIONS

a)   Management Arrangements:

     Aquila Management Corporation (the "Manager"), the Fund's founder and sponsor, serves as the Manager for the Fund under an Advisory and Administration Agreement with the Fund. The portfolio management of the Fund has been delegated to a Sub-Adviser as described below. Under the Advisory and Administration Agreement, the Manager provides all administrative services to the Fund, other than those relating to the day-to-day portfolio management. The Manager's services include providing the office of the Fund and all related services as well as overseeing the activities of the Sub-Adviser and all the various support organizations to the Fund such as the shareholder servicing agent, custodian, legal counsel, auditors and distributor and additionally maintaining the Fund's accounting books and records. For its services, the Manager is entitled to receive a fee which is payable monthly and computed as of the close of business each day at the annual rate of 0.50% on the Fund's net assets.

     Citizens Investment Advisors, a department of Citizens Bank of Rhode Island (the "Sub-Adviser") serves as the Investment Sub-Adviser for the Fund under a Sub-Advisory Agreement between the Manager and the Sub-Adviser. Under this agreement, the Sub-Adviser continuously provides, subject to oversight of the Manager and the Board of Trustees of the Fund, the investment program of the Fund and the composition of its portfolio, arranges for the purchases and sales of portfolio securities, and provides for daily pricing of the Fund's portfolio. For its services, the Sub-Adviser is entitled to receive a fee from the Manager which is payable monthly and computed as of the close of business each day at the annual rate of 0.23% on the Fund's net assets.

     For the year ended June 30, 2002, the Fund incurred management fees of $464,655 of which $371,724 was voluntarily waived. Additionally, the Manager voluntarily agreed to reimburse the Fund for other expenses during this period in the amount of $20,862.

     Specific details as to the nature and extent of the services provided by the Manager and the Sub-Adviser are more fully defined in the Fund's Prospectus and Statement of Additional Information.

b)   Distribution and Service Fees:

     The Fund has adopted a Distribution Plan (the "Plan") pursuant to Rule 12b-1 (the "Rule") under the Investment Company Act of 1940. Under one part of the Plan, with respect to Class A Shares, the Fund is authorized to make service fee payments to broker-dealers or others ("Qualified Recipients") selected by Aquila Distributors, Inc., ("the Distributor"), including, but not limited to, any principal underwriter of the Fund, with which the Distributor has entered into written agreements contemplated by the Rule and which have rendered assistance in the distribution and/or retention of the Fund's shares or servicing of shareholder accounts. The Fund makes payment of this service fee at the annual rate of 0.15% of the Fund's average net assets represented by Class A Shares. For the year ended June 30, 2002, service fees on Class A Shares amounted to $112,466, of which the Distributor received $2,542.

     Under another part of the Plan, the Fund is authorized to make payments with respect to Class C Shares to Qualified Recipients which have rendered assistance in the distribution and/or retention of the Fund's Class C shares or servicing of shareholder accounts. These payments are made at the annual rate of 0.75% of the Fund's net assets represented by Class C Shares and for the year ended June 30, 2002 amounted to $80,109. In addition, under a Shareholder Services Plan, the Fund is authorized to make service fee payments with respect to Class C Shares to Qualified Recipients for providing personal services and/or maintenance of shareholder accounts. These payments are made at the annual rate of 0.25% of the Fund's net assets represented by Class C Shares and for year ended June 30, 2002, amounted to $26,703. The total of these payments with respect to Class C Shares amounted to $106,812, of which the Distributor received $36,002.

     Under another part of the Plan, the Fund is authorized to make payments with respect to Class I Shares to Qualified Recipients. Class I permitted payments may not exceed, for any fiscal year of the Fund, a rate set from time to time by the Board of Trustees (currently 0.05%) but not more than 0.25% of the average annual net assets represented by the Class I Shares. In addition, the Fund has a Shareholder Services Plan under which it may pay service fees (currently 0.15%) but not more than 0.25% of the average annual net assets of the Fund represented by Class I Shares. That is, the total payments under both plans will not exceed 0.50% of such net assets. For the year ended June 30, 2002, these payments were made at the average annual rate of 0.20% of such net assets amounting to $401 of which $100 related to the Plan and $301 related to the Shareholder Services Plan.

     Specific details about the Plans are more fully defined in the Fund's Prospectus and Statement of Additional Information.

     Under a Distribution Agreement, the Distributor serves as the exclusive distributor of the Fund's shares. Through agreements between the Distributor and various broker-dealer firms ("dealers"), the Fund's shares are sold primarily through the facilities of these dealers having offices within Rhode Island, with the bulk of sales commissions inuring to such dealers. For the year ended June 30, 2002, total commissions on sales of Class A Shares amounted to $603,096, of which the Distributor received $38,765.

     c) Other Related Party Transactions:

     For the year ended June 30, 2002, the Fund accrued legal fees of $48,870 of which $48,555 were allocable to Hollyer Brady Smith & Hines LLP, counsel to the Fund for legal fees in conjunction with the Fund's ongoing operations. The Secretary of the fund is a partner of Hollyer Brady Smith Hines LLP.

4. PURCHASES AND SALES OF SECURITIES

     During the year ended June 30, 2002,  purchases of securities  and proceeds
from  the  sales  of   securities   aggregated   $38,361,989   and   $5,528,870,
respectively.

     At June 30, 2002, aggregate gross unrealized appreciation for all securities in which there is an excess of market value over tax cost of $106,971,171 amounted to $3,574,065 and aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over market value amounted to $103,897, for a net unrealized appreciation of $3,470,168.

     At June 30, 2002, the Fund has a capital loss carryover of $985,950 which expires on June 30, 2009. This carryover is available to offset future net realized gains on securities transactions to the extent provided for in the Internal Revenue Code. To the extent that this loss is used to offset future realized capital gains, it is probable the gains so offset will not be distributed.

5. PORTFOLIO ORIENTATION

     Since the Fund invests principally and may invest entirely in double tax-free municipal obligations of issuers within Rhode Island, it is subject to possible risks associated with economic, political, or legal developments or industrial or regional matters specifically affecting Rhode Island and whatever effects these may have upon Rhode Island issuers' ability to meet their obligations. However, to mitigate against such risks, the Fund has chosen to have at least 65% and possibly the entire number of issues in the portfolio insured as to timely payment of principal and interest when due by nationally prominent municipal bond insurance companies. At June 30, 2002, all of the securities in the Fund were insured. While such insurance protects against credit risks with portfolio securities, it does not insure against market risk of fluctuations in the Fund's share price and income return.

     The Fund is also permitted to invest in U.S. territorial municipal obligations meeting comparable quality standards and providing income which is exempt from both regular Federal and Rhode Island income taxes. The general policy of the Fund is to invest in such securities only when comparable securities of Rhode Island issuers are not available in the market. At June 30, 2002, the Fund had $30,625 of its net assets invested in one Puerto Rico municipal issue, rated AAA and insured.

6. DISTRIBUTIONS

     The Fund declares dividends daily from net investment income and makes payments monthly in additional shares at the net asset value per share, in cash, or in a combination of both, at the shareholder's option. Net realized capital gains, if any, are distributed annually and are taxable.

     The Fund intends to maintain, to the maximum extent possible, the tax-exempt status of interest payments received from portfolio municipal securities in order to allow dividends paid to shareholders from net investment income to be exempt from regular Federal and State of Rhode Island income taxes. However, due to differences between financial statement reporting and Federal income tax reporting requirements, distributions made by the Fund may not be the same as the Fund's net investment income, and/or net realized securities gains. In this regard, the Fund credited distributions in excess of net investment income in the amount of $31,835 and debited additional paid in capital in the amount of $31,835 at June 30, 2002. This adjustment had no impact on the Fund's aggregate net assests at June 30, 2002. Further, a small portion of the dividends may, under some circumstances, be subject to taxes at ordinary income and/or capital gain rates. For certain shareholders, some dividend income may, under some circumstances, be subject to the alternative minimum tax.

     The tax character of distributions paid by the Fund during its fiscal years ended June 30, 2002 and 2001 is as follows:

     Distributions paid from

                                                   Year Ended June 30,
                                                 2002              2001
                                              ----------        ----------
      Net tax-exempt income                   $4,014,083        $3,243,651
      Ordinary income                             31,879            62,528
                                              ----------        ----------
                                              $4,045,962        $3,306,179
                                              ==========        ==========

7. EXPENSES

     The Fund has negotiated an expense offset arrangement with its custodian wherein it receives credit toward the reduction of custodian fees and other Fund expenses whenever there are uninvested cash balances. The Statement of Operations reflects the total expenses before any offset, the amount of offset and the net expenses. It is the general intention of the Fund to invest, to the extent practicable, some or all of cash balances in income-producing assets rather than leave cash on deposit.

8. CAPITAL SHARE TRANSACTIONS

     Transactions in Capital Shares of the Fund were as follows:

                                                  Year Ended                                  Year Ended
                                                 JUNE 30, 2002                               JUNE 30, 2001
                                                 -------------                               -------------
                                         SHARES                 AMOUNT                SHARES                AMOUNT
                                         ------                 ------                ------                ------
CLASS A SHARES:
   Proceeds from shares sold ..          2,015,970            $ 20,944,728             957,390            $ 9,807,024
   Reinvested distributions ...            205,510               2,134,035             185,895              1,897,565
   Cost of shares redeemed ....           (532,239)             (5,535,714)           (631,884)            (6,423,498)
                                         ---------            ------------            --------            -----------
      Net change ..............          1,689,241              17,543,049             511,401              5,281,091
                                         ---------            ------------            --------            -----------

CLASS C SHARES:
   Proceeds from shares sold ..            922,383               9,563,352             326,313              3,358,089
   Reinvested distributions ...             23,115                 239,961              13,425                136,983
   Cost of shares redeemed ....           (135,993)             (1,404,609)           (131,670)            (1,354,445)
                                         ---------            ------------            --------            -----------
      Net change ..............            809,505               8,398,704             208,068              2,140,627
                                         ---------            ------------            --------            -----------

CLASS I SHARES:
   Proceeds from shares sold ..             27,795                 285,279               1,452                 15,000
   Reinvested distributions ...                 --                      --                  --                     --
   Cost of shares redeemed ....                 --                      --                  --                     --
                                         ---------            ------------            --------            -----------
      Net change ..............             27,795                 285,279               1,452                 15,000
                                         ---------            ------------            --------            -----------

CLASS Y SHARES:
   Proceeds from shares sold ..            865,062               8,934,414             126,386              1,296,249
   Reinvested distributions ...             21,362                 221,444               9,083                 92,804
   Cost of shares redeemed ....            (89,778)               (929,309)            (42,454)              (429,435)
                                         ---------            ------------            --------            -----------
      Net change ..............            796,646               8,226,549              93,015                959,618
                                         ---------            ------------            --------            -----------

Total transactions in Fund
   shares .....................          3,323,187            $ 34,453,581             813,936            $ 8,396,336
                                         =========            ============            ========            ===========

9. TRUSTEES' FEES AND EXPENSES

     During the fiscal year there were seven Trustees, one of which is affiliated with the Manager and is not paid any trustee fees. Each Trustees's fees paid during the year were at the annual rate of $4,400 for carrying out their responsibilities and attendance at regularly scheduled Board Meetings. If additional or special meetings are scheduled for the Fund, separate meeting fees are paid for each such meeting to those Trustees in attendance. The Fund also reimburses Trustees for expenses such as travel, accomodations, and meals incurred in connection with attendance at regularly scheduled or special Board Meetings and at the Annual Meeting and outreach meetings of Shareholders. For the fiscal year ended June 30, 2002, such reimbursements averaged approximately $3,800 per Trustee.

                    NARRAGANSETT INSURED TAX-FREE INCOME FUND
                              FINANCIAL HIGHLIGHTS

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                                                                 Class A
                                                      -----------------------------------------------------------
                                                                            Year Ended June 30,
                                                      -----------------------------------------------------------
                                                       2002         2001         2000         1999         1998
                                                      -------      -------      -------      -------      -------
Net asset value, beginning of period .............    $10.32        $9.91       $10.16       $10.47       $10.18
                                                      -------      -------      -------      -------      -------

Income (loss) from investment operations:
      Net investment income + ....................     0.45         0.47         0.49         0.49         0.50
      Net gain (loss) on securities
         (both realized and unrealized) ..........     0.16         0.44        (0.24)       (0.30)        0.30
                                                      -------      -------      -------      -------      -------
      Total from investment operations ...........     0.61         0.91         0.25         0.19         0.80
                                                      -------      -------      -------      -------      -------
Less distributions (note 6):
      Dividends from net investment income .......    (0.46)       (0.50)       (0.50)       (0.50)       (0.51)
                                                      -------      -------      -------      -------      -------
Net asset value, end of period ...................    $10.47       $10.32        $9.91        $10.16       $10.47
                                                      =======      =======      =======      =======      =======

Total return (not reflecting sales charge) .......     6.07%        9.19%        2.58%        1.74%        8.02%

Ratios/supplemental data
      Net assets, end of period (in thousands) ...    $86,378      $67,669*     $59,899      $66,611      $52,006
      Ratio of expenses to average net assets ....     0.49%        0.41%        0.41%        0.39%        0.28%
      Ratio of net investment income to average
         net assets ..............................     4.34%        4.65%        4.89%        4.61%        4.83%
      Portfolio turnover rate ....................     6.02%        3.08%        8.66%        1.36%        0.02%

The expense and net investment income ratios without the effect of the voluntary waiver of a portion of the management fee and the voluntary expense reimbursement were:

      Ratio of expenses to average net assets ....     0.88%        0.95%        0.95%        0.91%        1.12%
      Ratio of net investment income to average
          net assets .............................     3.95%        4.11%        4.36%        4.09%        3.99%

The expense ratios after giving effect to the waiver, reimbursement and expense offset for uninvested cash balances were:

Ratio of expenses to average net assets ..........     0.46%        0.40%        0.38%        0.35%        0.27%

                                                                           Class I
                                                      ------------------------------------------------
                                                              Year Ended June 30,             Period
                                                      ---------------------------------       Ended
                                                       2002          2001         2000      6/30/99(1)
                                                      ------        ------       ------     ----------
Net asset value, beginning of period .............    $10.32        $ 9.90       $10.15       $10.54
                                                      ------        ------       ------       ------

Income (loss) from investment operations:
   Net investment income + .......................     0.44          0.47         0.48         0.31
   Net gain (loss) on securities
      (both realized and unrealized) .............     0.17          0.43        (0.23)       (0.38)
                                                      ------        ------       ------       ------
   Total from investment operations ..............     0.61          0.90         0.25        (0.07)
                                                      ------        ------       ------       ------
Less distributions (note 6):
   Dividends from net investment income ..........    (0.46)        (0.48)       (0.50)       (0.32)
                                                      ------        ------       ------       ------
Net asset value, end of period ...................    $10.47        $10.32        $9.90       $10.15
                                                      ======        ======       ======       ======

Total return (not reflecting sales charge) .......     6.05%         9.29%        2.56%       (0.75)%++

Ratios/supplemental data
   Net assets, end of period (in thousands) ......     $386           $93          $75          $77
   Ratio of expenses to average net assets .......     0.50%         0.41%        0.43%       0.49%*
   Ratio of net investment income to average
      net assets .................................     4.32%         4.65%        4.87%       4.54%*
   Portfolio turnover rate .......................     6.02%         3.08%        8.66%       1.36%++

The expense and net investment income ratios without the effect of the voluntary waiver of a portion of the management fee and the voluntary expense reimbursement were:

   Ratio of expenses to average net assets .......     0.89%         0.96%        0.97%       0.87%*
   Ratio of net investment income to average
     net assets ..................................     3.93%         4.10%        4.34%       4.16%*

The expense ratios after giving effect to the waiver, reimbursement and expense offset for uninvested cash balances were:

Ratio of expenses to average net assets ..........     0.48%         0.41%        0.40%       0.46%*

(1) For the period November 4, 1998 (commencement of operations) through June 30, 1999.

----------
+     Per share amounts have been calculated using the monthly average shares method.
++    Not annualized.
*     Annualized.

                 See accompanying notes to financial statements.

                    NARRAGANSETT INSURED TAX-FREE INCOME FUND
                        FINANCIAL HIGHLIGHTS (CONTINUED)

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                                                                  Class C
                                                         -----------------------------------------------------
                                                                              Year Ended June 30,
                                                         -----------------------------------------------------
                                                           2002        2001        2000       1999       1998
                                                         -------      ------      ------     ------     ------
Net asset value, beginning of period ................    $10.32        $9.91      $10.16     $10.47     $10.18
                                                         -------      ------      ------     ------     ------
Income from investment operations:
    Net investment income+ ..........................     0.36         0.38        0.40       0.38       0.40
    Net gain (loss) on securities (both
       realized and unrealized) .....................     0.16         0.43       (0.24)     (0.29)      0.30
                                                         -------      ------      ------     ------     ------
    Total from investment operations ................     0.52         0.81        0.16       0.09       0.70
                                                         -------      ------      ------     ------     ------
Less distributions (note 6):
    Dividends from net investment income ............    (0.37)       (0.40)      (0.41)     (0.40)     (0.41)
                                                         -------      ------      ------     ------     ------
Net asset value, end of period ......................     $10.47      $10.32       $9.91     $10.16     $10.47
                                                         =======      ======      ======     ======     ======

Total return (not reflecting sales charge) ..........     5.16%        8.27%       1.71%      0.76%      6.94%

Ratios/supplemental data
    Net assets, end of period (in thousands) ........    $15,606      $7,023      $4,681     $4,213     $2,778
    Ratio of expenses to average net assets .........     1.34%        1.26%       1.26%      1.35%      1.29%
    Ratio of net investment income to
       average net assets ...........................     3.46%        3.78%       4.04%      3.65%      3.77%
    Portfolio turnover rate .........................     6.02%       3.08%+       8.66%      1.36%      0.02%

The expense and net investment income ratios without the effect of the voluntary waiver of a portion of the management fee and the voluntary expense reimbursement were:

    Ratio of expenses to average net assets .........     1.72%        1.80%       1.80%      1.75%      1.93%
    Ratio of net investment income to
       average net assets ...........................     3.07%        3.24%       3.50%      3.25%      3.11%

The expense ratios after giving effect to the waiver, reimbursement and expense offset for uninvested cash balances were:

    Ratio of expenses to average net assets .........     1.31%        1.25%       1.23%      1.32%      1.28%

                                                                                Class Y
                                                         -----------------------------------------------------
                                                                           Year Ended June 30,
                                                         -----------------------------------------------------
                                                           2002        2001        2000       1999       1998
                                                         -------      ------      ------     ------     ------
Net asset value, beginning of period ................    $ 10.32      $ 9.91      $10.16     $10.47     $10.19
                                                         -------      ------      ------     ------     ------
Income from investment operations:
    Net investment income+ ..........................     0.46         0.48        0.50       0.49       0.59
    Net gain (loss) on securities (both
       realized and unrealized) .....................     0.17         0.44       (0.24)     (0.30)      0.29
                                                         -------      ------      ------     ------     ------
    Total from investment operations ................     0.63         0.92        0.26       0.19       0.88
                                                         -------      ------      ------     ------     ------
Less distributions (note 6):
    Dividends from net investment income ............    (0.48)       (0.51)      (0.51)     (0.50)     (0.60)
                                                         -------      ------      ------     ------     ------
Net asset value, end of period ......................     $10.47      $10.32      $ 9.91     $10.16     $10.47
                                                         =======      ======      ======     ======     ======

Total return (not reflecting sales charge) ..........     6.22%        9.35%       2.73%      1.79%      8.80%

Ratios/supplemental data
    Net assets, end of period (in thousands) ........    $11,726      $3,332      $2,277     $4,250       $17
    Ratio of expenses to average net assets .........     0.34%        0.26%       0.26%      0.33%      0.28%
    Ratio of net investment income to
       average net assets ...........................     4.47%        4.79%       5.07%      4.65%      4.66%
    Portfolio turnover rate .........................     6.02%       3.08%+       8.66%      1.36%      0.02%

The expense and net investment income ratios without the effect of the voluntary waiver of a portion of the management fee and the voluntary expense reimbursement were:

    Ratio of expenses to average net assets .........     0.73%        0.80%       0.79%      0.70%      0.83%
    Ratio of net investment income to
       average net assets ...........................     4.08%        4.24%       4.54%      4.29%      4.11%

The expense ratios after giving effect to the waiver, reimbursement and expense offset for uninvested cash balances were:

    Ratio of expenses to average net assets .........     0.31%       0.26%       0.23%      0.30%      0.27%

----------
+ Per share amounts have been calculated using the monthly average shares method.

                 See accompanying notes to financial statements.

ADDITIONAL INFORMATION (UNAUDITED)

TRUSTEES(1)
AND OFFICERS

                                                                                              NUMBER OF
                          POSITIONS                                                          PORTFOLIOS
                          HELD WITH                                                            IN FUND
NAME,                     FUND AND                PRINCIPAL                                    COMPLEX      OTHER
ADDRESS(2)                LENGTH OF               OCCUPATION(S)                                OVERSEEN     DIRECTORSHIPS
AND DATE OF BIRTH         SERVICE(3)              DURING PAST 5 YEARS                         BY TRUSTEE    HELD BY TRUSTEE
-----------------         ----------              -------------------                         ----------    ---------------
INTERESTED TRUSTEES(4)

Lacy B. Herrmann          Chairman of             Founder and Chairman of the Board, Aquila         14      Director or trustee, OCC
New York, NY              the Board of            Management Corporation, the sponsoring                    Cash Reserves, Inc., OCC
(05/12/29)                Trustees since          organization and Manager or Administrator                 Accumulation Trust,
                          1992                    and/or Adviser or Sub-Adviser to each of the              Oppenheimer Quest
                                                  Aquila(sm) Group of Funds(5) and Founder,                 Value Funds Group,
                                                  Chairman of the Board of Trustees and                     Oppenheimer Small Cap
                                                  (currently or until 1998) President of each since         Value Fund, Oppenheimer
                                                  its establishment, beginning in 1984; Director            Midcap Fund, and
                                                  of the Distributor since 1981 and formerly                Oppenheimer Rochester
                                                  Vice President or Secretary, 1981-1998;                   Group of Funds.
                                                  President and a Director, STCM Management
                                                  Company, Inc., sponsor and investment
                                                  adviser to Capital Cash Management Trust
                                                  and Capital Cash U.S. Government Securities
                                                  Trust, since 1973; Trustee Emeritus, Brown
                                                  University and active in university, school
                                                  and charitable organizations.

David A. Duffy            Trustee since           Chairman, formerly President, Duffy &              1      Citizens Bank of Rhode
North Kingstown, RI       1995                    Shanley, Inc., an advertising, marketing and              Island since 1999.
(08/07/39)                                        public relations firm since 1973; National
                                                  Chairman, National Conference for
                                                  Community and Justice; Vice Chairman,
                                                  Providence College Board of Trustees;
                                                  officer or director of numerous civic and
                                                  non-profit organizations.

John J. Partridge         Trustee since           Founding Partner, Partridge, Snow & Hahn,          1      None
Providence, RI            2002                    LLP, a law firm, Providence, Rhode Island,
(05/05/40)                                        since 1988; director of various educational,
                                                  civic and charitable organizations, including
                                                  Greater Providence Chamber of Commerce
                                                  and Memorial Hospital of Rhode Island.
NON-INTERESTED TRUSTEES
Vernon R. Alden           Trustee since           Retired; General Independent Partner, Merrill      1      Sonesta International
Boston, MA                1992                    Lynch-Lee Funds; former director or trustee               Hotels Corporation.
(04/07/23)                                        of various Fortune 500 companies, as well
                                                  as various open-end investment companies,
                                                  formerly President of Ohio University and
                                                  Associate Dean of the Harvard University
                                                  Graduate School of Business Administration;
                                                  member of several Japan-related advisory
                                                  councils; Honorary Consul General of the
                                                  Royal Kingdom of Thailand; trustee of various
                                                  cultural, educational and civic organizations.


Paul Y. Clinton           Trustee since           Principal, Clinton Management Associates, a        3      Director or trustee, OCC
Osterville, MA            1996                    financial and venture capital consulting firm.            Cash Reserves, Inc., OCC
Naples, FL                                                                                                  Accumulation Trust,
(02/14/31)                                                                                                  Oppenheimer Quest
                                                                                                            Value Funds Group,
                                                                                                            Oppenheimer Small Cap
                                                                                                            Value Fund, Oppenheimer
                                                                                                            Midcap Fund, and
                                                                                                            Oppenheimer Rochester
                                                                                                            Group of Funds.

William J. Nightingale    Trustee since           Chairman, founder (1975) and Senior Advisor        2      Ring's End, Inc.
Stamford, CT              1992                    since 1995 of Nightingale & Associates,
(09/16/29)                                        L.L.C., a general management consulting firm
                                                  focusing on interim management, divestitures,
                                                  turnaround of troubled companies, corporate
                                                  restructuring and financial advisory services;
                                                  formerly an officer of Hanes Corporation
                                                  (women's apparel) and General Mills, Inc.
                                                  and a Senior Associate of Booz, Allen &
                                                  Hamilton (management consultants).

Cornelius T. Ryan         Trustee since           Founder and General Partner, Oxford Ventures       4      Director of Neuberger &
Westport, CT and          2002                    Partners, a group of investment venture capital           Berman Equity Funds.
Sun Valley, ID                                    partnerships, since 1981 and Founder and
(11/14/31)                                        General Partner, Oxford Bioscience Partners,
                                                  a group of venture capital partnerships
                                                  focused on Life Sciences, Genomics,
                                                  Healthcare Information Technology and
                                                  medical devices, since 1991.

J. William Weeks          Trustee since           Retired; limited partner and investor in various   4      None
Palm Beach, FL            1995                    real estate partnerships since 1988; formerly
(06/22/27)                                        Senior Vice President or Vice President of the
                                                  Aquila Bond Funds; and Vice President of
                                                  the Distributor.

OFFICERS

Diana P. Herrmann         President since         President and Chief Operating Officer of the       N/A    None
New York, NY              1998                    Manager since 1997, a Director since 1984,
(02/25/58)                                        Secretary since 1986 and previously its
                                                  Executive Vice President, Senior Vice President
                                                  or Vice President, 1986-1997; President, Senior
                                                  Vice President or Executive Vice President
                                                  of the Aquila(sm) Group of Funds since 1986;
                                                  Director of the Distributor since 1997; trustee,
                                                  Reserve Money-Market Funds, 1999-2000 and
                                                  Reserve Private Equity Series, 1998-2000;
                                                  active in mutual fund and trade organizations
                                                  and in charitable and volunteer organizations.


Stephen J. Caridi         Senior Vice             Vice President of the Distributor since 1995;      N/A    N/A
New York, NY              President since         Vice President, Hawaiian Tax-Free Trust since
(05/06/61)                1998 and Vice           1998; Senior Vice President, Narragansett
                          President 1996-         Insured Tax-Free Income Fund since 1998,
                          1997                    Vice President 1996-1997; Assistant Vice
                                                  President, Tax-Free Fund For Utah since 1993.

Rose F. Marotta           Chief Financial         Chief Financial Officer of the Aquila(sm)          N/A    N/A
New York, NY              Officer since           Group of Funds since 1991 and Treasurer,
(05/08/24)                1991                    1981-1991; Treasurer and Director, STCM
                                                  Management Company, Inc., since 1974;
                                                  Treasurer of the Manager since 1984 and of
                                                  the Distributor, 1985-2000.

Joseph P. DiMaggio        Treasurer since         Treasurer of the Aquila(sm) Group of Funds and     N/A    N/A
New York, NY              2000                    the Distributor since 2000; Controller, Van
(11/06/56)                                        Eck Global Funds, 1993-2000.

Edward M. W. Hines        Secretary since         Partner, Hollyer Brady Smith & Hines LLP,          N/A    N/A
New York, NY              1992                    legal counsel to the Fund, since 1989;
(12/16/39)                                        Secretary of the Aquila(sm) Group of Funds.

Robert W. Anderson        Assistant Secretary     Compliance Officer of the Manager since            N/A    N/A
New York, NY              since 2000              1998 and Assistant Secretary of the Aquila(sm)
(08/23/40)                                        Group of Funds since 2000; trustee,
                                                  Alternative Investment Strategies Fund since
                                                  July, 2002; Consultant, The Wadsworth
                                                  Group, 1995-1998.

John M. Herndon           Assistant Secretary     Assistant Secretary of the Aquila(sm) Group of     N/A    N/A
New York, NY              since 1995              Funds since 1995 and Vice President of the
(12/17/39)                                        five Aquila Money-Market Funds since 1990;
                                                  Vice President of the Manager since 1990.

Lori A. Vindigni          Assistant Treasurer     Assistant Treasurer of the Aquila(sm) Group of     N/A    N/A
New York, NY              since 2000              Funds since 2000; Assistant Vice President
(11/02/66)                                        of the Manager since 1998; Fund Accountant
                                                  for the Aquila(sm) Group of Funds, 1995-1998.

----------

(1)  The  Fund's  Statement  of  Additional   Information   includes  additional
information about the Trustees and is available, without charge, upon request by calling 800-437-1020 (toll free).

(2) The mailing address of each Trustee and officer is c/o Narragansett Insured Tax-Free Income Fund, 380 Madison Avenue, New York, NY 10017.

(3) Each Trustee holds office until the next annual meeting of shareholders or until his or her successor is elected and qualifies. The term of office of each officer is one year.

(4) Mr. Herrmann is an interested person of the Fund, as that term is defined in the 1940 Act, as an officer of the Fund, as a director, officer and shareholder of the Manager and as a shareholder and director of the Distributor. Mr. Duffy is an interested person as a director of the Sub-Adviser. Mr. Partridge is an interested person of the Fund as a partner of the law firm that performs legal services for the Sub-Adviser.

(5) In this material Pacific Capital Cash Assets Trust, Pacific Capital U.S. Government Securities Cash Assets Trust, Pacific Capital Tax-Free Cash Assets Trust, Capital Cash Management Trust and Capital Cash U.S. Government Securities Trust, each of which is a money-market fund, are called the "Aquila Money-Market Funds"; Hawaiian Tax-Free Trust, Tax-Free Trust of Arizona, Tax-Free Trust of Oregon, Tax-Free Fund of Colorado, Churchill Tax-Free Fund of Kentucky, Narragansett Insured Tax-Free Income Fund and Tax-Free Fund For Utah, each of which is a tax-free municipal bond fund, are called the "Aquila Bond Funds"; and Aquila Cascadia Equity Fund and Aquila Rocky Mountain Equity Fund are called the "Aquila Equity Funds"; considered together, these 14 funds are called the "Aquila(sm) Group of Funds."

FEDERAL TAX STATUS OF DISTRIBUTIONS (UNAUDITED)

     This information is presented in order to comply with a requirement of the Internal Revenue Code AND NO CURRENT ACTION ON THE PART OF SHAREHOLDERS IS REQUIRED.

     For the fiscal year ended June 30, 2002, $4,014,083 of dividends paid by Narragansett Insured Tax-Free Income Fund, constituting 99.21% of total dividends paid during fiscal 2002, were exempt-interest dividends and the balance was ordinary dividend income.

     Prior to January 31, 2002, shareholders were mailed IRS Form 1099-DIV which contained information on the status of distributions paid for the 2001 CALENDAR YEAR.